UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2008 (August 26, 2008)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4820 Overland Avenue, San Diego, California 92123
(Address of principal executive offices, including zip code)

(858) 571-5555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.                                          Costs Associated with Exit or Disposal Activities.

On August 29, 2008, we announced that we reduced our employee workforce by 13% worldwide, or by 53 employees, in accordance with our initiatives to reduce costs and restructure our workforce.  Severance costs related to the terminated employees are estimated to be $340,000 and will be recorded and paid in our first fiscal quarter ending September 28, 2008.

Item 7.01.                                          Regulation FD Disclosure.

On August 29, 2008, we issued a press release announcing the reduction of our cost structure.

The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

The information in this Item 7.01 of this current report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press release dated August 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: August 29, 2008		/s/ Kurt L. Kalbfleisch
	By:	Kurt L. Kalbfleisch
Vice President Finance & CFO